UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported):   February 22, 2007

MERCANTILE BANK CORPORATION
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	000-26719 (Commission File Number)	38-3360865 (IRS Employer Identification Number)

310 Leonard Street NW, Grand Rapids, Michigan (Address of principal executive offices)	49504 (Zip Code)

Registrant’s telephone number, including area code	616-406-3000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
Director Non-Compete and Non-Solicitation Agreements
     On February 22, 2007, each of the non-employee directors of Mercantile Bank of Michigan (the “Bank”), a wholly-owned subsidiary of Mercantile Bank Corporation (“Mercantile”), entered into a Director Non-Compete and Non-Solicitation Agreement (“Agreement”) with the Bank. The directors who entered into an Agreement are Betty S. Burton, David M. Cassard, Edward J. Clark, Peter A. Cordes, C. John Gill, Doyle A. Hayes, David M. Hecht, Susan K. Jones, Lawrence W. Larsen, Calvin D. Murdock, Merle J. Prins, Dale J. Visser, and Donald Williams, Sr. These directors also constitute the non-employee directors of Mercantile.
     The Agreement provides for a non-compete period that begins on entering into the Agreement and ends one year after the director ceases to be a member of the Board of Directors of the Bank and its affiliates. The non-compete period ends early if there is a change in control of Mercantile. During the non-compete period, subject to specified exceptions, the director is precluded from serving as a director, officer, or employee, or participating in management or control of, or owning a substantial interest in, any other entity that engages in the business of banking, or specified related listed businesses, within 50 miles of the Michigan cities where the Bank presently has offices. During the non-compete period, the director, among other things, is precluded from interfering with the relationships between the Bank and its affiliates, and their employees, customers, referral sources and suppliers.
     The Agreement includes provisions precluding the director from disclosing confidential information belonging to the Bank or its affiliates, and requiring that documents containing confidential information be returned to them when the director’s term of office ends.
     A copy of the form of the Agreement is filed as an exhibit to this report.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1	Form of Director Non-Compete and Non-Solicitation Agreement signed by each of the following non-employee directors, Betty S. Burton, David M. Cassard, Edward J. Clark, Peter A. Cordes, C. John Gill, Doyle A. Hayes, David M. Hecht, Susan K. Jones, Lawrence W. Larsen, Calvin D. Murdock, Merle J. Prins, Dale J. Visser, and Donald Williams, Sr., and by Mercantile Bank of Michigan, with an effective date of February 22, 2007 for each.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCANTILE BANK CORPORATION
By:	/s/ Charles E. Christmas
Charles E. Christmas
Senior Vice President, Chief Financial Officer and Treasurer

Date: February 26, 2007

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Director Non-Compete and Non-Solicitation Agreement signed by each of the following non-employee directors, Betty S. Burton, David M. Cassard, Edward J. Clark, Peter A. Cordes, C. John Gill, Doyle A. Hayes, David M. Hecht, Susan K. Jones, Lawrence W. Larsen, Calvin D. Murdock, Merle J. Prins, Dale J. Visser, and Donald Williams, Sr., and by Mercantile Bank of Michigan, with an effective date of February 22, 2007 for each.

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